American Century Investments®
Quarterly Portfolio Holdings
Avantis® All Equity Markets ETF (AVGE)
November 30, 2022

Avantis® All Equity Markets ETF - Schedule of Investments
NOVEMBER 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Avantis Emerging Markets Equity ETF	57,860	3,045,750
Avantis Emerging Markets Value ETF	47,182	2,038,262
Avantis International Equity ETF	98,108	5,340,018
Avantis International Large Cap Value ETF	58,846	2,722,216
Avantis International Small Cap Value ETF	18,880	1,068,608
Avantis Real Estate ETF	34,434	1,477,907
Avantis U.S. Equity ETF	321,362	23,359,804
Avantis U.S. Large Cap Value ETF	150,801	8,070,870
Avantis U.S. Small Cap Equity ETF	56,432	2,609,715
Avantis U.S. Small Cap Value ETF	33,750	2,718,225
TOTAL AFFILIATED FUNDS (Cost $48,452,372)		52,451,375
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $25,511)	25,511	25,511
TOTAL INVESTMENT SECURITIES—100.0% (Cost $48,477,883)		52,476,886
OTHER ASSETS AND LIABILITIES†		2,979
TOTAL NET ASSETS — 100.0%		$52,479,865

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period September 27, 2022 (fund inception) through November 30, 2022 follows (amounts in thousands):

Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Emerging Markets Equity ETF	—	$2,792	$36	$290	$3,046	58	$2	—
Avantis Emerging Markets Value ETF	—	1,877	25	186	2,038	47	2	—
Avantis International Equity ETF	—	4,912	63	491	5,340	98	6	—
Avantis International Large Cap Value ETF	—	2,484	31	269	2,722	59	4	—
Avantis International Small Cap Value ETF	—	982	13	99	1,068	19	1	—
Avantis Real Estate ETF	—	1,403	18	93	1,478	34	1	—
Avantis U.S. Equity ETF	—	22,032	279	1,607	23,360	321	27	—
Avantis U.S. Large Cap Value ETF	—	7,575	116	612	8,071	151	14	—
Avantis U.S. Small Cap Equity ETF	—	2,490	31	151	2,610	56	4	—
Avantis U.S. Small Cap Value ETF	—	2,548	31	201	2,718	34	5	—
	—	$49,095	$643	$3,999	$52,451	877	$66	—

(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.